WISCONSIN CAPITAL FUNDS, INC.

Power of Attorney

I, Nathan M. Plumb, appoint Thomas G. Plumb and Connie M. Redman, each with power to act without the other and with full power of substitution, as my true and lawful attorneys and agents.  I grant my agents, Thomas G. Plumb and Connie M. Redman, general authority to execute from time to time in my name and on my behalf, in any and all capacities, any and all pre-effective and post-effective amendments to the Registration Statement on Form N-1A of Wisconsin Capital Funds, Inc. (Registration No. 333-141917 under the Securities Act of 1933; File No. 811-22045 under the Investment Company Act of 1940) filed with the Securities and Exchange Commission under both the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, together with any and all other instruments my agents deem necessary or advisable to enable Wisconsin Capital Funds, Inc. to comply with such Acts and the rules, regulations and requirements of the Securities and Exchange Commission and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all actions that my agents do or cause to be done by virtue hereof.  My agents, Thomas G. Plumb and Connie M. Redman have, and may exercise, all of the powers conferred herein.

This power of attorney is effective immediately and revokes all prior powers of attorney granted by me with respect to the powers covered by this instrument.  Any person, including my agents, may rely upon the validity of this power of attorney or a copy of it unless that person knows that the power of attorney has been terminated or is invalid.

Dated June 1, 2017.

/s/ Nathan M. Plumb Nathan M. Plumb

STATE OF WISCONSIN	)
) ss
COUNTY OF DANE	)

On this 1st of June, 2017, the above-named Nathan M. Plumb personally appeared before me, to me known to be the person described in and who executed the foregoing instrument and acknowledged the same as a free act and deed.

/s/ Matthew C. Vogel
Notary Public, State of Wisconsin
My Commission is perpetual.

WISCONSIN CAPITAL FUNDS, INC.

Power of Attorney

I, Harlan J. Moeckler, appoint Thomas G. Plumb and Connie M. Redman, each with power to act without the other and with full power of substitution, as my true and lawful attorneys and agents.  I grant my agents, Thomas G. Plumb and Connie M. Redman, general authority to execute from time to time in my name and on my behalf, in any and all capacities, any and all pre-effective and post-effective amendments to the Registration Statement on Form N-1A of Wisconsin Capital Funds, Inc. (Registration No. 333-141917 under the Securities Act of 1933; File No. 811-22045 under the Investment Company Act of 1940) filed with the Securities and Exchange Commission under both the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, together with any and all other instruments my agents deem necessary or advisable to enable Wisconsin Capital Funds, Inc. to comply with such Acts and the rules, regulations and requirements of the Securities and Exchange Commission and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all actions that my agents do or cause to be done by virtue hereof.  My agents, Thomas G. Plumb and Connie M. Redman have, and may exercise, all of the powers conferred herein.

This power of attorney is effective immediately and revokes all prior powers of attorney granted by me with respect to the powers covered by this instrument.  Any person, including my agent, may rely upon the validity of this power of attorney or a copy of it unless that person knows that the power of attorney has been terminated or is invalid.

Dated June 1, 2017.
/s/ Harlan J. Moeckler Harlan J. Moeckler

STATE OF WISCONSIN	)
) ss
COUNTY OF DANE	)

On this 1st of June, 2017, the above-named Harlan J. Moeckler personally appeared before me, to me known to be the person described in and who executed the foregoing instrument and acknowledged the same as a free act and deed.

/s/ Matthew C. Vogel
Notary Public, State of Wisconsin
My Commission is perpetual.

WISCONSIN CAPITAL FUNDS, INC.

Power of Attorney

I, Roy S. Schlachtenhaufen, appoint Thomas G. Plumb and Connie M. Redman, each with power to act without the other and with full power of substitution, as my true and lawful attorneys and agents.  I grant my agents, Thomas G. Plumb and Connie M. Redman, general authority to execute from time to time in my name and on my behalf, in any and all capacities, any and all pre-effective and post-effective amendments to the Registration Statement on Form N-1A of Wisconsin Capital Funds, Inc. (Registration No. 333-141917 under the Securities Act of 1933; File No. 811-22045 under the Investment Company Act of 1940) filed with the Securities and Exchange Commission under both the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, together with any and all other instruments my agents deem necessary or advisable to enable Wisconsin Capital Funds, Inc. to comply with such Acts and the rules, regulations and requirements of the Securities and Exchange Commission and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all actions that my agents do or cause to be done by virtue hereof.  My agents, Thomas G. Plumb and Connie M. Redman have, and may exercise, all of the powers conferred herein.

This power of attorney is effective immediately and revokes all prior powers of attorney granted by me with respect to the powers covered by this instrument.  Any person, including my agent, may rely upon the validity of this power of attorney or a copy of it unless that person knows that the power of attorney has been terminated or is invalid.

Dated June 1, 2017.
/s/ Roy S. Schlachtenhaufen Roy S. Schlachtenhaufen

STATE OF WISCONSIN	)
) ss
COUNTY OF DANE	)

On this 1st of June, 2017, the above-named Roy S. Schlachtenhaufen personally appeared before me, to me known to be the person described in and who executed the foregoing instrument and acknowledged the same as a free act and deed.

/s/ Matthew C. Vogel
Notary Public, State of Wisconsin
My Commission is perpetual.